SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2007

FIRST FEDERAL BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-25509	42-1485449
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

329 Pierce Street, Sioux City, Iowa		51101
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (712) 277-0200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03(a).     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 25, 2007, the Board of Directors of First Federal Bankshares, Inc. (the “Company”) unanimously approved an amendment to Article V. Section 1. of the Company’s Bylaws to authorize (but not require) uncertificated shares of common stock. As a result of the amendment, which was effective on October 25, 2007, the Company’s shares became eligible for listing on the Depository Trust Company’s Direct Registration System (“DRS”), as required by the NASDAQ stock market for all listed companies.

Item 9.01.                  Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibit.

99	Bylaws, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FEDERAL BANKSHARES, INC.

DATE: October 30, 2007	By:	/s/ Michael W. Dosland
Michael W. Dosland
President and Chief Executive Officer

EXHIBIT INDEX

The following exhibits are filed as part of this report:

Exhibit No.	Description

99	Amended Bylaws of First Federal Bankshares, Inc.